Exhibit 10.1

THIS AMENDED AND RESTATED LOAN AGREEMENT is made on May 30, 2015

BETWEEN

(1)	Ace Keen Limited at Room 2807, 28/F., Paul Y. Centre, 51 Hung To Road, Kwun Tong, Kowloon, Hong Kong (hereinafter referred to as “the Lender”).

(2)	Moxian (Hong Kong) Limited at Room 1301, 13/F., Wing Tuck Commercial Centre, 177-183 Wing Lok Street, Sheung Wan, Hong Kong (hereinafter referred to as “the Borrower”).

(3)	Moxian China, Inc. at Room 2313-2315, Block B, Zhongshen Garden, Caitian South Road, Futian District, Shenzhen, Guangdong Province, China 518101, which owns 100% equity interests of the Borrower (hereinafter referred to as “MOXC”).

(hereinafter together referred to as “the Parties”)

1.	RECITALS

1.1	As of the date hereof, the Lender has lent the Borrower an aggregate of HKD $5,902,978 (approximately U.S. $761,379.85) (the “Loan”) in contemplation of and upon prior agreement to the terms and conditions contained in this Agreement and at the express request of the Borrower.

1.3	MOXC has agreed to repay the Loan and interest accrued on the Loan in accordance with the terms of this Agreement.

1.4	In consideration of the Lender continuing to make the Loan available to the Borrower, the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto hereby agree to the terms and conditions set out in this Agreement.

1.5	This Amended and Restated Loan Agreement shall supersede any loan agreements entered among the Parties.

2.	THE LOAN

2.1	The Lender lent the Loan to the Borrower and the Borrower acknowledges receipt of the same.

2.2	In consideration of the Loan made to the Borrower, MOXC hereby agrees to issue to the Lender an unsecured Convertible Promissory Note in substantially the form attached hereto as Exhibit A (the “Note”), and MOXC hereby agrees to repay the Note to the Lender in full on or before the Maturity Date. The Note shall be due and payable on the first anniversary from the issuance date of the Note (the “Maturity Date”) and it shall be interest free. Upon the consummation of a Qualified Financing (as defined below), the Note shall automatically convert into shares of common stock, par value $.001 of MOXC (“Common Stock” and such shares of Common Stock issuable upon conversion shall be referred to as the “Conversion Shares”) at a conversion price (the “Mandatory Conversion Price”) which is equal to the per share price of the Qualified Securities (as defined below) if a Qualified Financing. If no Qualified Financing is consummated prior to the Maturity Date, then within 30 days after the Maturity Date (as extended by the Lender from time to time) as long as any of the principal or interest of the Note is still outstanding, the Lender shall have the option to convert the Note into Conversion Shares at the volume weighted average price of the Common Stock as reported by Bloomberg for a period of twenty trading days immediately prior to the conversion (the “Optional Conversion Price”). For the purpose of this Agreement, the term “Qualified Financing” is defined as the sale for cash by the Company of any equity or convertible securities (“Qualified Securities”) generating aggregate gross proceeds of at least $5,000,000.

2.3	Prepayment of the Note before the Maturity Date may be made to the Lender without any penalty.

2.4	The Parties may by written consent extend the Maturity Date.

2.5	The Lender may assign the Note to a third party with a notice to MOXC of such assignment. MOXC shall not assign the Note without prior written consent by the Lender.

2.6	All payments by the Borrower under this Agreement shall so far as the law permits be made in full without any deduction or withholding (whether in respect of a set off, counterclaim, duties, tax, charges, levies or otherwise howsoever).

5	REPRESENTATIONS, WARRANTIES AND UNDERTAKING

5.1	Each of MOXC and the Borrower represents, warrants and undertakes to the Lender that:

(a)          it is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted; and

(b)          This Agreement has been duly authorized, executed and delivered by it, and is the valid and binding, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. It has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder.

(c)          The execution, delivery and performance of this Agreement will not: (i) result in a violation of its Articles of Incorporation and Bylaws (or equivalent constitutive document) (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Borrower or MOXC or by which any of its property or asset or affected except for those which could not reasonably be expected to have a material adverse effect on its assets, business, condition (financial or otherwise), results of operations or its future prospects taken as a whole.

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5.2	The Lender hereby represents, warrants and undertakes to the Borrower and Moxian:

(a)          The Lender is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. And the Lender has the requisite power and authority to enter into and perform this Agreement and to purchase the Note. The execution, delivery and performance of this Agreement by the Lender and the consummation by Lender of the transactions contemplated hereby have been duly authorized by all necessary company action. This Agreement has been duly authorized, executed and delivered by Lender and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of Lender, enforceable against Lender in accordance with the terms thereof.

(b)          The execution, delivery and performance of this Agreement and the consummation by Lender of the transactions contemplated hereby do not and will not result in a violation of Lender’s charter documents, bylaws or other organizational documents, as applicable.

(c)          The Lender hereby acknowledges:

(i)           that it was not, a “U.S. Person” (as defined below) at the time the Lender was offered the Note and as of the date hereof:

(A)     Any natural person resident in the United States;

(B)     Any partnership or corporation organized or incorporated under the laws of the United States;

(C)     Any estate of which any executor or administrator is a U.S. person;

(D)     Any trust of which any trustee is a U.S. person;

(E)     Any agency or branch of a foreign entity located in the United States;

(F)     Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)     Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(H)    Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited RHL Stockholders (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act) who are not natural persons, estates or trusts.

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For the purpose of this section, “United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(ii)           it understands that no action has been or will be taken in any jurisdiction by MOXC that would permit a public offering of the Note or the Conversion Shares in any country or jurisdiction where action for that purpose is required;

(iii)         as of the execution date of this Agreement, it is not located within the United States, and it is not purchasing the Note or the Conversion Shares for the account or benefit of any U.S. Person, except in accordance with one or more available exemptions from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) or in a transaction not subject thereto;

(iv)         it will not resell the Note or the Conversion Shares except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration statement under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act;

(v)          it will not engage in hedging transactions with regard to shares of MOXC prior to the expiration of the distribution compliance period specified in Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, unless in compliance with the 1933 Act; and as applicable, shall include statements to the effect that the securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available;

(vi)         No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the 1933 Act), general solicitation or general advertising in violation of the 1933 Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Lender or any of its representatives in connection with the offer and sale of the Note or the Conversion Shares.

(d)          The Lender understands and agrees that the Note and the Conversion Shares are “restricted securities” and have not been registered under the 1933 Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Note and Conversion Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. The Lender understands that it is not anticipated that there will any market for the resale of the Note or the Conversion shares.

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(e)          The Notes and the Conversion Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (REASONABLY ACCEPTABLE TO THE COMPANY), IN AN ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

(f)           Except as set forth on Schedule 5.2 (f), the Lender is not any of the followings:

(i)           an affiliate (as defined under the 1933 Act) of the Borrower or MOXC;

(ii)          a director or an officer of the Borrower or MOXC;

(iii)         a promoter (as defined under Rule 405 of the Securities Act of 1933, as amended) for the Borrower or MOXC; or

(iv)         a shareholder who owns more than 5% of the securities of the Borrower or MOXC.

6	NO JOINT VENTURE OR PARTNERSHIP

6.1	Nothing in this Agreement shall create a partnership or joint venture between the Parties hereto and save as expressly provided in this Agreement neither party shall enter into or have authority to enter into any engagement or make any representation or warranty on behalf of or pledge the credit of or otherwise bind or oblige the other party hereto.

7	MISCELLANEOUS

7.1	No waiver, alteration, variation or addition to this Agreement shall be effective unless made in writing on or after the date of signature of this Agreement by the Parties and accepted by an authorised signatory of the Parties.

7.2	All notices, documents, consents, approvals or other communications (a ‘Notice’) to be given hereunder shall be in writing and shall be transmitted by registered or recorded delivery mail or courier or personal delivery to the party being served at the relevant address for that party shown at the head of this Agreement. Any Notice sent by mail or courier shall be deemed to have been duly served three working days after the date of posting or dispatch.

7.3	The headings in this Agreement shall not affect its interpretation.

7.4	Throughout this Agreement, whenever required by the context, the use of the singular number shall be construed to include the plural, and the use of the plural the singular, and the use of any gender shall include all genders.

7.5	Reference in this Agreement to a clause or Schedule is to a clause or Schedule of this Agreement.

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7.6	If any term or provision in this Agreement shall be held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement but the validity and enforceability of the remainder of this Agreement shall not be affected.

7.7	The waiver or forbearance or failure of a party in insisting in any one or more instances upon the performance of any provisions of this Agreement shall not be construed as a waiver or relinquishment of that party’s rights to future performance of such provision and the other party’s obligations in respect of such future performance shall continue in full force and effect.

7.8	This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof, and except as stated herein or in the instruments and documents to be executed and delivered pursuant hereto, contains all the representations and warranties of the Parties relating to the subject matter hereof.

7.9	The Borrower hereby acknowledges that he has obtained independent legal advice on all and every aspect of this Agreement.

7.10	This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the State of Nevada. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

7.11	This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. None of the parties hereof has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

7.12	The Lender may assign or otherwise convey this Agreement and any of its rights or obligations hereunder or interest herein, in whole or part, to any other person with a written notice to the Borrower and MOXC of such assignment. MOXC or the Borrower shall not assign their respective rights or obligations under this Agreement to any other party unless approved by the Lender or its successors or assigns.

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IN WITNESS WHEREOF the parties hereto have signed, sealed, delivered and executed this Agreement as a Deed of the date first written above.

ACE KEEN LIMITED

/s/ Zhang Guo Hui
Name: Zhang Guo Hui
Title: Director

MOXIAN (HONG KONG) LIMITED

/s/ Qin Chang Jian
Name: Qin Chang Jian
Title: Director

MOXIAN CHINA, INC.

/s/ Tan Meng Dong James
Name: Tan Meng Dong James
Title: Chief Executive Officer

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Schedule 5.2(f)

Affiliation

As of the date of this Agreement, the Lender owned ___% of the total outstanding shares of Common Stock of MOXC.

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EXHIBIT A

CONVERTIBLE PROMISSORY NOTE

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NEITHER THIS NOTE NOR THE SECURITIES THAT ARE ISSUABLE UPON CONVERSION HEREOF OR UPON EXCHANGE HEREUNDER (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

CONVERTIBLE PROMISSORY NOTE

Issuance Date: ______________	US$ 761,379.85

FOR VALUE RECEIVED, MOXIAN CHINA, INC., a Nevada Corporation (the “Company”) located at Room 2313-2315, Block B, Zhongshen Garden, Caitian South Road, Futian District, Shenzhen, Guangdong Province, China 518101 hereby promises to pay to the order of ACE KEEN LIMITED located at Room 2807, 28/F., Paul Y. Centre, 51 Hung To Road, Kwun Tong, Kowloon, Hong Kong or its successors or assigns (the “Holder”), the principal amount of _HK$5,902,978_ or United States Dollars (US$_761,379.85_) on or prior to one (1) year after the issuance of this Note (the “Maturity Date”), in accordance with the terms hereof. This Convertible Promissory Note (this note, and all notifications, extensions, future advances, supplements, and renewals thereof, and any substitutions therefor, hereinafter referred to as the “Note.” The Note is issued pursuant to the Loan Agreement, dated as of the even date hereof (the “Loan Agreement”), entered into by and between the Company and the Holder. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

1.                  Payments of Principal and Interest.

(a)                Payment of Principal. The principal amount of this Note shall be paid to the Holder on or prior to the Maturity Date.

(b)                Payment of Interest. This Note shall be interest free and shall not accrue any interest. Upon the occurrence of an Event of Default, the Note shall bear interest at the lesser of (i) the compounded rate of five (5%) percent per year until such Event of Default is cured or (ii) the maximum permitted under applicable law.

(c)                General Payment Provisions. So long as a Holder or any of its nominees shall be the holder of any Note, and notwithstanding anything contained elsewhere in this Note to the contrary, all sums of principal, interest or otherwise becoming due on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Holder may designate by written notice to the Company no later than 4:00 p.m. New York time, on the date such payment is due, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 4:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. The Company will afford the benefits of this Section to the Holder and to each other Person holding this Note. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

(d)                Optional Prepayment. At any time prior to the Maturity Date, the Company may pre-pay this Note without penalty and, upon such prepayment in full, the Holder shall have no further rights under this Note, including no rights of conversion.

2.                  Conversion of Note.

(a)                Mandatory Conversion. On the date when the Company consummates a Qualified Financing (as defined below), all or any portion of the outstanding and unpaid principal and interest of this Note shall automatically convert into fully paid and non- assessable shares of the Company’s $.001 par value per share common stock (the “Common Stock”) at a conversion price equal to the per share price of the Qualified Securities (as defined below), subject to adjustment to reflect forward or reverse stock splits, recapitalizations, stock dividends as set forth herein (the “Mandatory Conversion Price”). The number of shares of Common Stock to be issued as a result of the automatic conversion of the Note (the “Conversion Shares”) shall be calculated by dividing: (x) all or any portion of the outstanding and unpaid principal and interest of this Note, by (y) the Mandatory Conversion Price. For the purpose of this Note, the term “Qualified Financing” is defined as the sale for cash by the Company of any equity or convertible securities (“Qualified Securities”) generating aggregate gross proceeds of at least $5,000,000.

(b)                Optional Conversion. If no Qualified Financing is consummated prior to the Maturity Date (as extended by the Holder from time to time) and as long as there remains outstanding principal or interest of this Note, the Holder shall have the right, within 30 days after the Maturity Date (as extended by the Holder from time to time) of this Note, to convert all or any portion of the outstanding and unpaid principal and interest of this Note into Conversion Shares at the volume weighted average price (“VWAP”) of the Company’s Common Stock as reported by Bloomberg for a period of twenty (20) trading days immediately prior to the date of conversion (“Optional Conversion Price”). The number of Conversion Shares to be issued as a result of the optional conversion of the Note shall be calculated by dividing: (x) all or any portion of the outstanding and unpaid principal and interest of this Note, by (y) the Optional Conversion Price.

(c)                Mechanics of Holders Conversion. The conversion of this Note shall be conducted in the following manner:

(i)                 Subject to Section 2(b) hereof, this Note may be converted by the Holder in whole or in part at any time from time to time after the Issuance Date, by (A) submitting to the Company a Notice of Conversion in the form of Exhibit A (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) surrendering this Note at the principal office of the Company. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the entire unpaid principal amount of this Note is so converted.  The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion.  In the event of any dispute or discrepancy, such records of the Company shall, prima facie, be controlling and determinative in the absence of manifest error.  Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note.  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal and interest of this Note represented by this Note may be less than the amount stated on the face hereof. At such time as such conversion has been effected, the rights of the Holder of this Note as the Holder of such Note shall cease (with respect to the amount so converted), and the Person or Persons in whose name or names any certificate or certificates for the Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Common Stock represented thereby.

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(ii)                As soon as possible after the conversion has been effected, the Company or acquirer shall deliver to the converting holder a certificate or certificates representing the Conversion Shares issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified.

(iii)               No fraction of shares or scrip representing fractions of shares will be issued on conversion. Upon any conversion of the entire outstanding principal of and interest on this Note, the number of shares or other securities issuable shall be rounded up to the nearest whole number.

(iv)               The issuance of certificates for Conversion Shares upon conversion of this Note shall be made without charge to the holder hereof in respect thereof or other cost incurred by the Company or acquirer in connection with such conversion and the related issuance of Conversion Shares.

(v)                 Neither the Company nor acquirer shall close its books against the transfer of this Note in any manner which interferes with the timely conversion of this Note. The Company shall assist and cooperate with any holder of this Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Company).

(vi)               The Company or its acquirer shall at all times reserve and keep available out of its authorized but unissued shares of the common stock, solely for the purpose of issuance upon conversion hereunder, such number of shares of other type of capital securities of the Company or its acquirer issuable upon conversion. All Conversion Shares which are so issuable shall, when issued, be duly authorized and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company or its acquirer shall take all such actions as may be necessary to assure that all such Conversion Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which such shares of capital stock are quoted.

3.                  Adjustment to the Conversion Price.

(a)                Adjustment Due to Merger, Consolidation, Etc. At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Company, the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Company with or into any other Person or Persons when the Company is not the survivor shall be treated pursuant to Section 3(b) hereof. “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

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(b)                Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Company or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares of Conversion Shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof.

(c)                Purchase Rights. If, at any time when the Note is issued and outstanding, the Company issues any convertible securities or rights to purchase stock, warrants, securities or other property (the “Purchase Rights”) pro rata to the record holders of any class of Common Stock, then the Holder of this Debenture will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of units of Conversion Shares acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

4.                  Transfer, Exchange and Replacement.

(a)                Transfer. This Note has not been and is not being registered under the provisions of the Act or any state securities laws and this Note may not be transferred prior to the end of the holding period applicable to sales under Rule 144 unless in accordance with applicable law and unless (1) the transferee is an “accredited investor” (as defined in Regulation D under the Securities Act) and (2) the holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Note may be sold or transferred without registration under the Act. Prior to any such transfer, such transferee shall have represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by such transferee, and that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing. Upon surrender of any Note for registration of transfer or for exchange to the Company at its principal office, the Company at its sole expense will execute and deliver in exchange therefor a new Note or Notes, as the case may be, as requested by the holder or transferee, which aggregate principal amount is equal the unpaid principal amount of such Note, registered as such holder or transferee may request, dated so that there will be no loss of interest on the Note and otherwise of like tenor; provided that this Note may not be transferred by Holder to any Person other than Holder’s affiliates without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). The issuance of new Notes shall be made without charge to the holder(s) of the surrendered Note for any issuance tax in respect thereof or other cost incurred by the Company in connection with such issuance, provided that each holder of the Note shall pay any transfer taxes associated therewith. The Company shall be entitled to regard the registered holder of this Note as the holder of the Note so registered for all purposes until the Company or its agent, as applicable, is required to record a transfer of this Note on its register.

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(b)                Replacement. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert such remaining principal amount and interest into Common Stock.

5.                  Defaults and Remedies.

(a)                Events of Default. An “Event of Default” means any of the following events which is not cured within 10 business days (the “Cure Period”) provided however that such Cure Period is not applicable to paragraph (i) below:

(i)                 failure by the Company to pay any principal amount or interest due hereunder within thirty (30) Business Days of the date such payment is due;

(ii)                the Company shall:

(1) make a general assignment for the benefit of its creditors;

(2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties;

(3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code;

(4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation;

(5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or

(6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction;

(iii)               any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Company, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Company, and any of the foregoing shall continue unstayed and in effect for any period of sixty (60) days;

(iv)               any material breach by the Company of any of its representations or warranties under the Loan Agreement; or

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(v)               any default, whether in whole or in part, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed under this Note or the Loan Agreement which is not cured by the Company within the Cure Period after receipt of written notice thereof.

(b)                Remedies. Holder of the Note at its option may declare all principal and accrued and unpaid interest thereon and all other amounts payable under this Note immediately due and payable; provided, however, that this Note shall automatically become due and payable without any declaration in the case of an Event of Default specified in clause (ii) of Section 6(a) above.

6.                  Amendment and Waiver. The provisions of this Note may not be modified, amended or waived, without a written amendment executed by the Company and holders of the Notes consisting of a majority of the outstanding principal amount.

7.                  Voting Rights. Upon Conversion into the Common Stock the Holder shall have the voting rights applicable to the Common Stock consistent with the Company’s Articles of Incorporation and By-laws.

8.                  Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Loan Agreement and may be transferred or exchanged only in compliance with the Loan Agreement and applicable federal and state securities laws and regulations.

9.                  Cancellation. After all principal owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

10.                Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

11.               Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of Nevada, without giving effect to provisions thereof regarding conflict of laws. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address indicated in the preamble hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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12.                Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity.

13.                Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

14.               Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

15.                Assignments. The Holder may assign, participate, transfer or otherwise convey this Note and any of its rights or obligations hereunder or interest herein, in whole or part, to any other Person and this Note shall inure to the benefit of the Payee’s successors and assigns. The Company shall not assign or delegate this Note or any of its liabilities or obligations hereunder without the prior written consent from the Holder.

16.                Notice. Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

[-Signature Page Follows-]

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IN WITNESS WHEREOF, the Company has caused this Note to be executed on and as of the Issuance Date.

Moxian China, Inc.

By:	/s/ Tan Meng Dong James
Name:	Tan Meng Dong James
Title:	Chief Executive Officer

[-Signature Page to Convertible Promissory Note-]

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EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert $_____________ amount of the Note (defined below) into that number of shares of Common Stock (“Common Stock”) to be issued pursuant to the conversion of the Note as set forth below, of Moxian China, Inc., a Nevada corporation (the “Company”) according to the conditions of the convertible promissory note of the Company dated as of __________ (the “Note”), as of the date written below.  No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned hereby requests that the Company issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

___________________________

___________________________

___________________________

Date of Conversion:	______________________
Applicable Conversion Price:	______________________
Number of Shares of Common Stock to be issued pursuant to Conversion of the Note:	_____________________
Amount of Principal due remaining under the Note after this conversion:	______________________

HOLDER

By:_____________________________

Name:

Title:

Date:  __________________________